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                          EXHIBIT 23.02

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                [ARTHUR ANDERSEN LLP LETTERHEAD]



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1998, included in Alta Gold Co.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                   /s/

                                   ARTHUR ANDERSEN LLP

Las Vegas, Nevada
September 30, 1998